SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 17, 2002 (July 17, 2002)


                          Rare Medium Group, Inc.
                          -----------------------
             (Exact Name of Registrant as Specified in Charter)


       Delaware                     000-13865                 23-2368845
--------------------------   -------------------------   ---------------------
   (State or Other            (Commission File No.)        (IRS Employer
   Jurisdiction of                                         Identification No.)
    Incorporation)


          44 West 18th Street, 6th Floor, New York, New York 10011
         ---------------------------------------------------------
        (Address of Principal Executive Offices, including Zip Code)


                               (646) 638-9700
                               --------------
            (Registrant's telephone number, including area code)



ITEM 5.  Other Events.

On July 17, 2002, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number      Description

99.1        Press release issued by Rare Medium Group, Inc. on July 17, 2002.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       RARE MEDIUM GROUP, INC.
                                       (Registrant)

DATE: July 17, 2002                    By:  /s/ Robert C. Lewis
                                            ----------------------------
                                       Name:  Robert C. Lewis
                                       Title: Senior Vice President,
                                              General Counsel and Secretary